===============================================================================

                           TRANS WORLD AIRLINES, INC.

                                      and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   as Trustee



                                   INDENTURE


                           Dated as of March 31, 1997


                                  $50,000,000*

                       12% Senior Secured Notes Due 2002


===============================================================================

* Subject to an increase up to an aggregate of $7,500,000, for the additional issuance of 12% Senior Secured Notes Due 2002 pursuant to the Purchase Agreement as defined herein.

                               TABLE OF CONTENTS

                                  ARTICLE 1.
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DEFINITIONS AND RULES OF CONSTRUCTION.....................................   1
  Section 1.1  Definitions................................................   1
  Section 1.2  Rules of Construction......................................   1

                                  ARTICLE 2.

THE SECURITIES............................................................   1
  Section 2.1  Designation, Form and Dating...............................   1
  Section 2.2  Execution, Amount, Authentication and Delivery.............   2
  Section 2.3  Registrar and Paying Agent.................................   5
  Section 2.4  Paying Agent to Hold Payments In Trust.....................   5
  Section 2.5  Securityholder Lists.......................................   7
  Section 2.6  Transfer and Exchange......................................   7
  Section 2.7  Mutilated, Defaced, Destroyed, Lost and Stolen Securities..   8
  Section 2.8  Treasury Securities........................................   9
  Section 2.9  Temporary Securities.......................................  10
  Section 2.10 Cancellation...............................................  10
  Section 2.11 Defaulted Interest.........................................  10

                                  ARTICLE 3.

REDEMPTION AND REPURCHASE.................................................  11
  Section 3.1  No Optional Redemption.....................................  11
  Section 3.2  Use of Temporary Cash Collateral or Cash Collateral
                 for Purchase.............................................  11

                                  ARTICLE 4.

COVENANTS.................................................................  12
  Section 4.1  Payment of Securities......................................  12
  Section 4.2  Maintenance of Office or Agency............................  13
  Section 4.3  Limitation on Dividends and Acquisition of Common Stock....  13
  Section 4.4  Corporate Existence........................................  14
  Section 4.5  Payment of Taxes and other Claims..........................  15
  Section 4.6  Notices....................................................  15
  Section 4.7  Maintenance of Properties..................................  16
  Section 4.8  Default Notices and Compliance Certificates................  16
  Section 4.9  SEC Reports................................................  17
  Section 4.10 Waiver of Stay, Extension or Usury Laws....................  18
  Section 4.11 Amendment to Certain Agreements............................  18

                                       i
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
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  Section 4.12 Liens......................................................  18
  Section 4.13 Books, Records, Access; Confidentiality....................  18
  Section 4.14 Security Interests.........................................  19
  Section 4.15 Change in Control..........................................  20

                                  ARTICLE 5.

SUCCESSOR CORPORATION.....................................................  23
  Section 5.1  Covenant Not to Consolidate, Merge, Convey or Transfer
                 Except Under Certain Conditions..........................  23
  Section 5.2  Successor Person Substituted...............................  24
  Section 5.3  Limitation on Lease of Properties..........................  25

                                  ARTICLE 6.

DEFAULT AND REMEDIES......................................................  25
  Section 6.1  Events of Default..........................................  25
  Section 6.2  Acceleration...............................................  27
  Section 6.3  Other Remedies.............................................  28
  Section 6.4  Waiver of Past Defaults....................................  28
  Section 6.5  Control by Majority........................................  28
  Section 6.6  Limitation on Suits........................................  29
  Section 6.7  Rights of Holders to Receive Payment.......................  29
  Section 6.8  Collection Suit by Trustee.................................  30
  Section 6.9  Trustee May File Proofs of Claim...........................  30
  Section 6.10 Application of Proceeds....................................  30
  Section 6.11 Undertaking for Costs......................................  32
  Section 6.12 Restoration of Rights on Abandonment of Proceedings........  32
  Section 6.13 Powers and Remedies Cumulative; Delay or Omission
                 Not Waiver of Default....................................  32

                                  ARTICLE 7.

TRUSTEE...................................................................  33
  Section 7.1  Duties of Trustee..........................................  33
  Section 7.2  Rights of Trustee..........................................  34
  Section 7.3  Individual Rights of Trustee...............................  34
  Section 7.4  Trustee's Disclaimer.......................................  34
  Section 7.5  Notice of Defaults.........................................  34
  Section 7.6  Reports by Trustee to Holders..............................  35
  Section 7.7  Compensation and Indemnity.................................  35
  Section 7.8  Replacement of Trustee.....................................  36
  Section 7.9  Successor Trustee by Merger, etc...........................  37
  Section 7.10 Eligibility; Disqualification..............................  37


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  Section 7.11 Preferential Collection of Claims Against Company..........  37
  Section 7.12 Other Capacities...........................................  37

                                  ARTICLE 8.

DISCHARGE OF INDENTURE....................................................  38
  Section 8.1  Termination of Company's Obligations.......................  38
  Section 8.2  Application of Trust Money.................................  39
  Section 8.3  Repayment to Company.......................................  40
  Section 8.4  Reinstatement..............................................  40

                                  ARTICLE 9.

AMENDMENTS, SUPPLEMENTS AND WAIVERS.......................................  41
  Section 9.1  Without Consent of Holders.................................  41
  Section 9.2  With Consent of Holders....................................  41
  Section 9.3  Compliance with Trust Indenture Act........................  42
  Section 9.4  Revocation and Effect of Consents..........................  42
  Section 9.5  Notation on or Exchange of Securities......................  43
  Section 9.6  Trustee to Sign Amendments, etc............................  43
  Section 9.7  Effect of Supplement and/or Amendment......................  43

                                  ARTICLE 10.

SECURITY..................................................................  44
  Section 10.1 Operative Documents........................................  44
  Section 10.2 Opinions, Certificates and Appraisals......................  44
  Section 10.3 Authorization of Actions to be Taken by the Trustee
                 Under the Operative Documents............................  46
  Section 10.4 Payment of Expenses........................................  46
  Section 10.5 Authorization of Receipt of Funds by the Trustee
                 Under the Operative Documents............................  46
  Section 10.6 Agreement as to Appraised Value and Fair Market Value......  47
  Section 10.7 Intercreditor Agreement....................................  47

                                  ARTICLE 11.

MISCELLANEOUS.............................................................  47
  Section 11.1 Trust Indenture Act Controls...............................  47
  Section 11.2 Notices....................................................  47
  Section 11.3 Communications By Holders With Other Holders...............  48
  Section 11.4 Certificate and Opinion as to Conditions Precedent.........  48
  Section 11.5 Statements Required In Certificate or Opinion..............  49
  Section 11.6 Liens. Rules By Trustee, Paying Agent, Registrar...........  50
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                                      iii
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  Section 11.7  Payment Dates.............................................  50
  Section 11.8  Governing Law.............................................  50
  Section 11.9  No Adverse Interpretation of Other Agreements.............  50
  Section 11.10 No Recourse Against Others................................  51
  Section 11.11 Provisions of Indenture for the Sole Benefit of
                  Parties and Securityholders.............................  51
  Section 11.12 Successors................................................  51
  Section 11.13 Duplicate Originals.......................................  51
  Section 11.14 Severability..............................................  51
  Section 11.15 Rating Agencies...........................................  51
  Section 11.16 Effect of Headings........................................  52

                                  ARTICLE 12.

RELEASE OF COLLATERAL.....................................................  52
  Section 12.1  Release of Collateral.....................................  52

APPENDIX I     Definitions

APPENDIX II    Rule 144A/Regulation S Appendix

EXHIBIT A      Form of 12% Senior Secured Note

EXHIBIT B      Form of Legend for Global Securities

EXHIBIT C      Form of Acquired Slot Trust Agreement with Form of Subsequent
               Deed of Conveyance attached thereto as Exhibit A thereto and Form of Master Sub-License Agreement attached thereto as Exhibit C thereto

EXHIBIT D      Form of Pledge and Security Agreement

EXHIBIT E      Form of Intercreditor Agreement

     INDENTURE dated as of March 31, 1997 between TRANS WORLD AIRLINES, INC., a Delaware corporation (the "Company"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 12% Senior Secured Notes Due 2002 (the "Initial Securities") and, if and when issued pursuant to a registered exchange for Initial Securities, the Company's 12% Senior Secured Notes Due 2002 (the "Exchange Securities") and, if and when issued pursuant to a private exchange for Initial Securities, the Company's 12% Senior Secured Notes Due 2002 (the "Private Exchange Securities", together with the Exchange Securities and the Initial Securities, the "Securities").


                                   ARTICLE 1.

                     DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1 Definitions.
                 -----------

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be a part of this Indenture as if fully set forth in this place.

     Section 1.2 Rules of Construction.
                 ---------------------

     The rules of construction for this Indenture are set forth in Section 2 of the Definitions Appendix.


                                   ARTICLE 2.

                                 THE SECURITIES

     Section 2.1 Designation, Form and Dating.
                 ----------------------------

     Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto as Appendix II (the "Rule 144A Appendix") which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to the Rule 144A Appendix (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture) which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities, the Private Exchange Securities, and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A hereto which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Private Exchange Securities may be issued with the appropriate insertions, omissions, substitutions and other, variations. The Securities may have imprinted or otherwise reproduced thereon such notations, legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication and shall bear interest from the applicable date set forth in the form of security and shall be payable, unless previously Tendered, on the dates as specified on the face of the form of the Security.

     The terms and provisions contained in the Securities, annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture.

     The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest and Liquidated Damages, if any, payable on such Interest Payment Date to the extent provided by such Security, notwithstanding any transfer, exchange, or tender, in connection with payment of the Exercise Price of the Warrants, of such Security subsequent to the Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest or Liquidated Damages due on such Interest Payment Date, in which case defaulted interest or Liquidated Damages, as the case may be, shall be paid to the Person in whose name the Outstanding Security is registered at the close of business on the subsequent record date (which shall be not less than five (5) Business Days prior to the date of payment of such defaulted interest) established by notice given by mail or on behalf of the Company to the Holders of Securities not less than fifteen (15) days preceding such subsequent record date (a "Special Record Date").

     Section 2.2 Execution, Amount, Authentication and Delivery.
                 ----------------------------------------------

     The Securities shall be signed for the Company by the manual or facsimile signatures of an Officer and a Certifying Officer. The Company's seal shall be affixed to or reproduced on the Securities. Typographical or other errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

     If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to (a) $50,000,000 plus (b) such aggregate principal amount (which may not exceed $7,500,000 principal amount) of Securities as shall be purchased by PaineWebber Incorporated pursuant to the exercise of its overallotment option under the Purchase Agreement, dated March 27, 1997, between the Company and PaineWebber Incorporated (the "Over-Allotment Option"), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.6, 2.7, 2.9, 4.15, or 9.5 or in conjunction with a Registered Exchange Offer or any Private Exchange.

     The Securities shall be known and designated as the "12% Senior Secured Notes Due 2002" of the Company. Their Stated Maturity shall be April 1, 2002, and they shall bear interest at the rate of 12% per anum, from March 31, 1997 or from the most recent Interest Payment Date to which interest and Liquidated Damages, if any, have been paid or duly provided for, as the case may be, payable semi-annually on April 1 and October 1, commencing October 1, 1997, until the principal thereof is paid or made available for payment.

     Subject to the limits set forth in the second preceding paragraph of this Indenture, the Trustee shall authenticate Securities for original issue upon written order of the Company signed by an Officer and by a Certifying Officer of the Company. The order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, shall provide instructions with respect to the delivery thereof and shall be accompanied by the documents specified in Sections 10.2 (except in the case of any original issuance of Securities pursuant to the Over-Allotment Option) and 11.4 and (except in the case of any original issuance of Securities pursuant to the Over-Allotment Option) by the following (each to the extent and in form acceptable to the Trustee, who is authorized conclusively to rely upon the documents specified in Section 11.4):

     (a) the grant to the Collateral Agent, by assignment, pledge, or otherwise pursuant to the Pledge Agreement, of a security interest in the Collateral and the conveyance to or otherwise vesting in the Slot Trust of the Acquired Slots;

     (b) (i) Officers' Certificates or other satisfactory confirmation (i) with respect to the Pledge Agreement and the Collateral, that the Company is the legal and beneficial owner of the Collateral, free and clear of all Liens except Permitted Liens; (ii) that the Acquired Slots are vested in the Slot Trustee; and (iii) describing the actions taken to make, obtain and accomplish all necessary filings, confirmations and identifications referred to in Section 4.15 hereof and Section 7.1(b)(i) of the Master Sub-License Agreement;

     (c) compliance with all applicable provisions of Sections 4.13 and 4.15 hereof;

     (d) an Officers' Certificate (i) listing (A) (by reference to exhibits or schedules to the Operative Documents or otherwise) as of the last day of the month preceding the date hereof the locations of and the Adjusted Cost of the Ground Equipment, and (B) as of the date of such Certificate, the Acquired Slots then held by the Slot Trust; and (ii) stating that (A) no dispositions of Ground Equipment outside of the Ordinary Course have occurred since the date of such list nor has any amount of Ground Equipment, as described on such list, been moved from the location indicated other than in the ordinary course of business nor is the sum of such dispositions or movements, considered in the aggregate, material in relation to the Property set forth on such list, (B) no material changes in the information provided have occurred from the last day of the preceding month to the date hereof; and (C) confirming all representations and warranties of the Company contained in the Indenture and the Operative Documents as of the date of authentication;

     (e) an Officers' Certificate containing representations and warranties of the type usual and customary to the issuance of the Securities such as, but not limited to, representations regarding due authorization of the Indenture; due authorization of the issuance, sale and delivery of the Securities that the Securities; when so issued, sold and delivered against payment therefor will be duly and validly issued, fully paid and non-assessable; that no consent, approval or authorization of, or designation, declaration, or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of the Indenture or the issuance, sale and delivery of the Securities; and that the Securities have been registered under the Securities Act or that registration is not required in connection with the offer, sale and delivery of the Securities;

     (f) an Opinion of Counsel to the effect that the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; that the Securities have been duly authorized and validly issued; and that the offer and sale of the Securities have been registered or will be exempt from the registration requirements under the Securities Act; and

     (g) execution and delivery by the Company of the Securities and by all parties thereto of this Indenture and all Operative Documents;

provided, however, that any Securities in fact authenticated by the Trustee upon
--------  -------
written order of the Company as set forth in the first sentence of this paragraph shall be deemed to have been duly authenticated hereunder and to constitute an enforceable contractual obligation of the Company and shall be entitled to all the benefits of this Indenture and the other Operative Documents equally and proportionately with any and all other Securities duly authenticated and delivered hereunder, in each case, notwithstanding any failure of the Company to deliver any of the documents specified in Sections 10.2 and 11.4 or above in this sentence;

     The Securities shall be issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof, except that one Global Security may be issued in a different denomination.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any guarantor or any Affiliate of the Company.

     Section 2.3 Registrar and Paying Agent.
                 --------------------------

     The Company shall maintain an office or agency where Securities eligible for transfer or exchange may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment or repurchase ("Paying Agent") or tender in payment of the Exercise Price of the Warrants ("Tender Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange ("Register"). Such Register shall be in written form in the English language or any other form capable of being converted into such form within a reasonable time. At all reasonable times such Register shall be open for inspection by the Trustee. The Company may have one or more co-Registrars and one or more additional paying agents or tender agents. The term "Paying Agent" or "Tender Agent" includes any additional paying agent or tender agent.

     The Company may enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent or Tender Agent, the Trustee shall act as such.

     The Company initially appoints First Security Bank, National Association, as Registrar, Paying Agent and Tender Agent.

     Section 2.4 Paying Agent to Hold Payments In Trust.
                 --------------------------------------

     Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all Payments held by the Paying Agent for the payment of principal of, interest on, Liquidated Damages, if any, with respect to, the Securities (whether such Payment has been Paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such Payment. The Company at any time may require a Paying Agent to Pay all Payments held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to Pay all Payments held by it to the Trustee and to account for any Payments distributed. Upon doing so the Paying Agent shall have no further liability for the Payments.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, interest on, or Liquidated Damages, if any, with respect to, any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto Payments sufficient to pay the principal, interest or Liquidated Damages, if any, so becoming due until such Payments shall be Paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of such action or any failure so to act.

     The Company will, on or before each due date for the payment of the principal of, interest on, or Liquidated Damages, if any, with respect to, or any Securities, deposit with a Paying Agent Payments (in same day funds) sufficient to pay the principal, interest or Liquidated Damages, if any, so becoming due, such Payments to be held in trust for the benefit of the Persons entitled to such principal, interest, or Liquidated Damages, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all Payments received by it as such agent for the payment of the principal of, or Liquidated Damages, if any, with respect to or interest on Securities (whether such Payments have been Paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto until such Payments shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) promptly give the Trustee notice of any failure by the Company (or any other obligor upon the Securities) to make any payment of the principal of, interest on, or Liquidated Damages, if any, with respect to the Securities when the same shall be due and payable; and

     (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all Payments so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, Pay, or direct any Paying Agent to Pay, to the Trustee all Payments held in trust by the Company or such Paying Agent, such Payments to be held by the Trustee upon the same trusts as those upon which such Payments were held by the Company or such Paying Agent; and, upon such Payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Payments held by it as Paying Agent.

     Any Payments deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, Repurchase Price of, interest on or Liquidated Damages, if any, with respect to any Security and unclaimed for two (2) years after such principal, interest or Liquidated Damages, if any, has become due and payable shall be Paid to the Company on its request, or (if then held by the Company) shall be discharged from such trust, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof and all liability of the Trustee or such Paying Agent with regard to such Payments, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 2.5 Securityholder Lists.
                 --------------------

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders identified as to series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest

Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6 Transfer and Exchange.
                 ---------------------

     When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements, for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney duly authorized in writing. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any registration of transfer or exchange, but not for any exchange pursuant to Sections 2.9, 3.5, 4.15 or 9.5 or any Tender not involving any transfer of Securities (other than to the Company). No service charge shall be made for any such transaction.

     In the case of any Security which is Tendered in part only, upon such Tender the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to the non-Tendered portion of the principal of such Security. No Securities will be issued in denominations of less than $1000 upon tender of the Securities nor shall any cash be paid by the Company in connection with a tender of the Securities in payment of the Exercise Price of the Warrants other than in payment of fractional shares.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt of the same series and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Section 2.7 Mutilated, Defaced, Destroyed, Lost and Stolen Securities.
                 ---------------------------------------------------------

     In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, subject to compliance with the following sentence and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Upon the issuance of any substitute Security pursuant to the preceding paragraph, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been tendered for repurchase pursuant to Section 4.15 or has been tendered in payment of the Exercise Price for the Warrants (as evidenced by an irrevocable written notice from the Holder to the Company and the Trustee), shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of such Security or authorize the issuance of the securities issuable upon exercise of the Warrants (without surrender of such Security except in the case of a mutilated or defaced Security), as applicable, if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is mutilated or defaced shall constitute an additional contractual obligation of the Company and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of the same series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated or defaced or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.8 Treasury Securities.
                 -------------------

     In determining whether the Holders of the required principal amount of Securities have given or concurred in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document, Securities owned by the Company (including Securities Tendered), an Affiliate of the Company, any other obligor upon the Securities, any Affiliate of such obligor upon the Securities or any Person who has given or concurred in any such amendment, request, demand, authorization, direction, notice, consent or waiver under the direction of, by agreement with, or as a condition or in consideration of any exchange offer by or transfer of such Person's Securities to the Company, an Affiliate of the Company, any other obligor, any Affiliate of such obligor or any such Person, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such amendment, request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that neither the Company nor any such other obligor, Affiliate or Person is affiliated with the pledgee or any Affiliate of the pledgee and that the pledgee has the present right (subject to no contrary obligation or understanding) so to act with respect to the Securities on the basis of its best interests as a Holder independently of any direction by or interest of the Company. In case of a dispute as to such right, the Trustee in good faith shall be entitled to rely upon the advice of counsel, including counsel for the Company. Upon request of the Trustee, the Company shall promptly furnish to the Trustee a certificate of a Certifying Officer listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and subject to Sections 7.1 and 7.2 herein, the Trustee shall be entitled to accept such certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any additional security, to any Holder of Securities as consideration for or as an inducement to giving or concurring in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document unless such remuneration is concurrently paid, or such security is concurrently granted, as the case may be, on the same terms ratably to the Holders of all Securities then Outstanding (regardless of whether any such Holder has given or concurred in such amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document).

     For purposes of this Section and without limiting the generality of the foregoing, Securities which are subject to a binding contract or irrevocable tender offer (including an offer which is in any way conditioned upon or simultaneous with, or requires as a condition precedent (whether by contract or otherwise) or which cannot be effected without, the agreement or consent of the transferor to any amendment, request, demand, authorization, direction, notice, consent or waiver hereunder) pursuant to which ownership (direct or indirect) is to be transferred (including for example, Securities tendered to the Company or any other Person in an exchange transaction) shall be deemed owned by such transferee, and therefore, any such simultaneous agreement or consent by the transferor shall be invalid.

     Section 2.9 Temporary Securities.
                 --------------------

     Until definitive Securities are ready for delivery, the Company may prepare, and, upon written order of the Company, the Trustee shall authenticate, temporary Securities in any authorized denominations. Temporary Securities shall be substantially in the form of definitive Securities of the same series but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities of the same series.

     Section 2.10 Cancellation.
                  ------------

     The Company may at any time deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Tender Agent shall forward to the Trustee any Securities surrendered to them (i) for transfer, exchange (including without limitation, Initial Securities exchanged for Exchanged Securities, Private Exchange Securities or both), repurchase or payment, or (ii) in payment (in whole or in part) of the Exercise Price of the Warrants. All Securities purchased pursuant to Section 3.2 shall be cancelled. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, repurchase, payment (in whole or in part) of the Exercise Price of the Warrants or cancellation. The Company may not issue new Securities to replace Securities it has paid (upon Tender or otherwise) or which have been delivered to the Trustee for cancellation. The Trustee shall destroy all canceled Securities and, if requested, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.11 Defaulted Interest.
                  ------------------

     If the Company defaults in a payment of interest on, or Liquidated Damages, if any, with respect to, the Securities, it shall pay the defaulted interest, plus interest on the defaulted interest or Liquidated Damages, as the case may be, at the rate then borne on the Securities to the extent permitted by law and the terms thereof, to the persons who are Securityholders on a subsequent Special Record Date. The Company shall fix the Special Record Date and payment date. At least fifteen (15) days before the Special Record Date, the Company shall mail to each Securityholder a notice that states the Special Record Date, the payment date and the amount of defaulted interest or Liquidated Damages, as the case may be, to be paid.

                                   ARTICLE 3.

                           REDEMPTION AND REPURCHASE

     Section 3.1 No Optional Redemption.
                 ----------------------

     The Securities Outstanding shall not be subject to redemption in whole or in part at any time, at the option of the Company.

     Section 3.2 Use of Temporary Cash Collateral or Cash Collateral
                 ---------------------------------------------------
                 for Purchase
                 ------------

     So long as no Event of Default shall have occurred and be continuing, the Company may at any time direct the Trustee by Request to apply moneys held by the Collateral Agent as Temporary Cash Collateral to the purchase of Securities for cancellation at prices not exceeding their face amount plus accrued interest and Liquidated Damages, if any, provided that (a) the Request shall specify the principal amount of Securities to be purchased, the date by which and maximum price at which the purchase of any Securities is directed, and the arrangements (which shall be satisfactory to the Trustee) the Company will make to assure payment of accrued interest and Liquidated Damages, if any, to the date of purchase on the Securities to be purchased from sources other than Temporary Cash Collateral; (b) the Trustee shall direct the Collateral Agent to hold for the account of or transfer to the Trustee Temporary Cash Collateral in the amounts and to be available at the times specified in the Request, and such Temporary Cash Collateral shall thereupon be held by the Trustee or Collateral Agent (together with accrued interest and Liquidated Damages, if any provided by the Company) for the exclusive purpose of paying, and shall be applied by them to pay, the principal amount of, accrued interest on, and Liquidated Damages, if any, with respect to, the Securities purchased on the applicable date of purchase; (c) the Trustee may enter into such purchase contracts for Securities as are necessary to comply with the Request; and shall notify the Company and the Collateral Agent as to the face amount of Securities (including accrued interest and Liquidated Damages, if any) purchased from time to time; and (d) Temporary Cash Collateral held exclusively for purposes of this Section may be returned to the Collateral Agent as Temporary Cash Collateral upon Request except to the extent it is needed by the Trustee to honor its contracts for the purchase of Securities or to pay the Repurchase Price of Securities tendered for repurchase pursuant to Section 4.15. So long as no Event of Default shall have occurred and be continuing, the Company may at any time direct the Trustee by Request to apply moneys held by the Collateral Agent as Cash Collateral to the purchase of Securities for cancellation under the terms and subject to the provisions of clauses (a) through (c) of the preceding sentence applicable to Temporary Cash Collateral.


                                   ARTICLE 4.

                                   COVENANTS

     Section 4.1 Payment of Securities.
                 ---------------------

     The Company shall pay the principal of, interest on and Liquidated Damages, if any, with respect to the Securities on the dates and in the manner provided in this Indenture and in the Securities, subject to utilization of Securities in payment of the Exercise Price of the Warrants,.

     The Company shall pay interest semi-annually in arrears on each Interest Payment Date, commencing with the first such Interest Payment Date to occur after the Original Issuance Date. Interest shall be paid on each Interest Payment Date in an amount equal to the interest accrued for the period beginning from March 31, 1997, or from the most recent date to which interest and Liquidated Damages, if any, have been paid. All interest due and payable on the Securities shall be paid in cash.

     In the case of any Security which is Tendered in payment of the Exercise Price of Warrants after any Record Date for the payment of interest and on or prior to the next succeeding Interest Payment Date, interest or Liquidated Damages whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such Tender, and such interest or Liquidated Damages (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more predecessor Securities to such Security) is registered at the close of business on such Record Date. Any Security which is tendered in payment of the Exercise Price after any Record Date for the payment of interest or Liquidated Damages, if any, and on or prior to the next succeeding Interest Payment Date must be accompanied by funds equal to the interest and Liquidated Damages, if any, payable on such succeeding Interest Payment Dates on the principal amount to be tendered in payment of the Exercise Price of the Warrants. Except as otherwise expressly provided in the second preceding sentence, in the case of any Security which is Tendered in payment of the Exercise Price of Warrants, interest whose Stated Maturity is after the date of Tender of such Security shall not be payable.

     No Securities will be accepted in payment of the Exercise Price of the Warrants, if such acceptance would result in cash being due to Holder in payment of the principal amount of the Securities at any time other than the Stated Maturity of the Securities.

     An installment of principal, interest or Liquidated Damages, if any, shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Affiliate thereof) holds on that date Payments designated for and sufficient to pay the installment and the Trustee or Paying Agent has not received instructions from the Company not to make such payment or is not prohibited from Paying such Payments to the Holders of the Securities pursuant to this Indenture. An installment of principal on a Security also shall be considered paid on the date due if the Trustee or Paying Agent holds on such date instructions from the Holder of the Security to apply such principal to payment of the Exercise Price of the Warrants.

     The Company shall pay interest at the rate set forth in the Securities and the Company shall pay interest on unpaid interest or Liquidated Damages, if any, at the same rate to the extent legally permitted.

     Section 4.2 Maintenance of Office or Agency.
                 -------------------------------

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, repurchase or tender in payment of the Exercise Price of Warrants and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. At the request of the Company, said office or agency may be the office of an agent appointed by the Trustee for such purpose. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 4.3 Limitation on Dividends and Acquisition of Common Stock.
                 -------------------------------------------------------

     The Company will not declare or pay any dividend or make any distribution on its Common Stock, Employee Preferred Stock or other capital stock of the Company (other than dividends or distributions payable in the Company's Common Stock or Employee Preferred Stock or options, warrants or other rights to acquire, subscribe for or purchase the Company's Common Stock or Employee Preferred Stock) and will not, and will not permit any of its Subsidiaries to, purchase, redeem or otherwise acquire for value any shares of its Common Stock, Employee Preferred Stock or other capital stock of the Company, whether in cash or property or in obligations of the Company, if, at the time of such declaration, payment, distribution, purchase, redemption or other acquisition or, after giving effect thereto, a Default or Event of Default shall have occurred and be continuing; provided, further, that notwithstanding anything to
                            --------  -------
the contrary written above, this Section 4.3 shall not apply to: (a) any purchase or redemption of Common Stock or Preferred Stock by the Company or an employee stock ownership or benefit plan (i) from union employees or former union employees, or their respective transferees, pursuant to the terms of agreements with labor unions existing on the date hereof; (ii) from recipients or their transferees of such stock from employee stock ownership or benefit plans subject to ERISA; (iii) from employee stock ownership or benefit plans subject to ERISA in order to provide cash benefits to employees pursuant to the terms of such plans; and (iv) as required by ERISA; and (b) any purchase or redemption of Common Stock or Preferred Stock by an employee stock ownership or benefit plan subject to ERISA for an aggregate consideration, without regard to purchases or redemptions pursuant to clause (a) above, of up to $200,000,000;
(c) the payment of fixed or mandatory dividends on or scheduled redemptions or exchanges of any of the Company's 8% Preferred Stock and the payment of any interest on the securities issuable upon such exchange; (d) the payment of any dividends on or the purchase, redemption or other acquisition or retirement of the Common Stock or Preferred Stock of the Company within sixty (60) days after the date of declaration of such dividend or the commitment to make such purchase, redemption or other acquisition or retirement, if at said date of declaration or commitment such payment or commitment complied with this Section 4.3; (e) the purchase, redemption, retirement or other acquisition of any shares of the Company's Common Stock or Preferred Stock in exchange for, or out of the proceeds of the substantially concurrent sale of, Common Stock or Preferred Stock of the Company; (f) any consolidation or merger with or into any Person or conveyance or transfer of all or substantially all of the Company's Property to one or more Persons substantially as an entirety, not prohibited by the terms of
Section 5.1; and (g)  the conversion of Employee Preferred Stock into Common
Stock.

     Section 4.4 Corporate Existence.
                 -------------------

     (a) Except as otherwise provided in Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each Pledged Subsidiary and the corporate existence of each other Subsidiary engaged in substantial business activity each in accordance with the respective organizational documents of the Company and each such Subsidiary and the rights (charter and statutory), licenses, permits, approvals and governmental franchises of the Company and each such Subsidiary necessary to the conduct of its respective business; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or (other than with respect to the Pledged Subsidiaries) to preserve the corporate existence of any such Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer in the interest of the Company and that termination of the corporate existence is not disadvantageous to the Holders in any material respect.

     (b) The Company shall continue to be an air carrier certificated under
Section 604(b)  of the Federal Aviation Act.

     (c) The Company is and, to the extent required to operate its business as presently conducted and to perform its obligations under this Indenture and the Operative Documents, shall remain a "citizen of the United States" as defined in
Section 101(16) of the Federal Aviation Act.

     Section 4.5 Payment of Taxes and other Claims.
                 ---------------------------------

     The Company shall, and shall cause each Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company and each Subsidiary or upon the income, profits or Property of the Company and each Subsidiary or upon the Collateral, the Slot Trust or the Acquired Slots and
(b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Collateral, the Slot Trust, the Acquired Slots or the other Property of the Company or a Subsidiary; provided, however, that the Company or a Subsidiary, as the case may be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) the amount, applicability or validity of which is being contested in good faith by appropriate proceedings as permitted by and in accordance with the provisions of the Operative Documents, to the extent applicable, and for which adequate reserves have been established in accordance with generally accepted accounting principles, as in effect from time to time, or (ii) if the Company delivers to the Trustee a Certificate of an Officer stating that such non-payment and non-discharge is in the interest of the Company and not prejudicial in any material respect to the Holders.

     Nothing contained herein or in the Securities shall be deemed to impose on the Trustee or on the Company any obligation to pay on behalf of the Holder of any Securities any tax, assessment or governmental charge required by any present or future law of the U.S. or of any state, county, municipality or other taxing authority thereof to be paid on behalf of, or withheld from the amount payable to, the Holder of any Securities; rather any tax, assessment or governmental charge shall, to the extent required by law, be withheld from the amounts provided for herein.

     Section 4.6 Notices.
                 -------

     The Company shall notify the Trustee in writing of any of the following promptly (and in any event within five (5) Business Days after an Officer learns of the occurrence thereof) describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

     (a) In the event of any failure to pay any Senior Obligation at its stated maturity or any default on any Senior Obligations giving any Person the right to cause such Senior Obligations to become due prior to their stated maturity or exercise other remedies, regardless of any waiver of such default or non-exercise of such right;

     (b) In the event that any other Indebtedness of the Company in a principal amount in excess of $15,000,000 (i) is declared due and payable before its stated maturity because of the occurrence of any default (or any event which, with notice or the lapse of time, or both, shall constitute such default) under such Indebtedness or (ii) is not paid at its stated maturity; or

     (c) Any litigation, arbitration proceeding or governmental proceeding involving damages or potential liability in excess of $15,000,000 is instituted against the Company or any of its Subsidiaries which, if adversely determined, would have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

     Section 4.7 Maintenance of Properties.
                 -------------------------

     Except as otherwise provided in this Indenture, the Company shall, and shall cause each Subsidiary to, cause all material Properties owned by or leased to it and used or useful in the conduct of the business of the Company or any Subsidiary, as the case may be, to be maintained and kept in normal condition, repair and working order, except for reasonable wear and use, and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in every case, as and to the extent that the Company or any Subsidiary may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company or such Subsidiary; provided, however, that subject to all requirements of the Operative Documents, nothing in this Section 4.7 shall prevent the Company or any Subsidiary from discontinuing the use, operation or maintenance of any such Properties, or disposing of any of them, if such discontinuance or disposal is, in the good faith judgment of an Officer of the Company (or other agent employed by the Company) having managerial responsibility for any such Property (or, in the case of any materially important item, with respect to operations or value, in the good faith judgment of the Company as expressed in a resolution of the Board of Directors), desirable in the conduct of the business of the Company.

     Section 4.8 Default Notices and Compliance Certificates.
                 -------------------------------------------

     Contemporaneously with furnishing quarterly financial reports to the Trustee under Section 4.9(a) or mailing quarterly statements to the Trustee and Holders under Section 4.9(c), the Company shall furnish to the Trustee a Certifying Officer's Certificate to the effect that no Default or Event of Default has occurred or is continuing, or, if there is any such Default or Event of Default, describing it and the steps, if any, being taken to cure it.

     The Company shall deliver to the Trustee within one hundred twenty (120) days after the end of each fiscal year in which any of the Securities remain Outstanding (i) a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company (which need not comply with the provisions of Section 11.5) stating whether or not, to the knowledge of the signer, the Company is in compliance with all conditions and covenants under this Indenture and the Operative Documents (determined without regard to any period of grace or requirement of notice), and if the Company is not in compliance with all such conditions and covenants, describing each Default or Event of Default and its status, and (ii) a certificate of one of the foregoing officers or an Officers' Certificate stating whether or not, to the knowledge of the signer, the Company is in compliance with all conditions and covenants under each Senior Security Agreement, and if not, describing each default or event of default thereunder and its status. The first certificates to be delivered by the Company pursuant to this Section 4.8 shall be for the fiscal year ending December 31, 1997.

     Section 4.9 SEC Reports.
                 -----------

     (a) The Company shall deliver to the Trustee as soon as practicable after it files them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of TIA (S) 314(a).

     (b) So long as any of the Securities remain Outstanding, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders generally, to be mailed to the Holders of such Outstanding Securities at their addresses appearing in the Register.

     (c) At any time the Company does not have a class of securities registered, or is not otherwise required to file quarterly and other reports under the Securities Exchange Act of 1934, as amended, the Company will prepare or cause to be prepared, for each of the first three (3) quarters of each fiscal year, an unaudited balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and related unaudited consolidated statements of income and retained earnings and cash flow of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding year-to-date period in the previous year, certified by the principal financial officer of the Company, and for each fiscal year, an audited balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and related audited consolidated statements of income and retained earnings and cash flow of the Company and its consolidated Subsidiaries for such year, setting forth in comparative form the figures for the previous year, reported on without a qualification arising out of the scope of the audit, by the Company's independent public accountants. All financial statements will be prepared in accordance with generally accepted accounting principles, as in effect from time to time, consistently applied, except for changes with which the Company's independent public accountants concur and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of the respective financial statements to be mailed to the Trustee and each of the Holders of the Securities within forty-five (45) days after the close of each of the first three (3) quarters of each fiscal year and within one hundred twenty (120) days after the close of each fiscal year, to the addresses set forth in Section 11.2 or, in the case of each of the Holders, to such Holder's address as set forth in the Register of the Securities.

     Section 4.10 Waiver of Stay, Extension or Usury Laws.
                  ---------------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, interest on, or Liquidated Damages, if any, with respect to the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Operative Documents; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein and in the Operative Documents, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 4.11 Amendment to Certain Agreements.
                  -------------------------------

     The Company shall not enter into or consent to any amendment, supplement or other modification of the Operative Documents except as permitted under Article 9 hereof.

     Section 4.12 Liens.
                  -----

     The Company represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the security interests in the Collateral referred to in Article 10; the Company shall warrant, preserve and defend the interest and title of the Collateral Agent to the Collateral, and of the Pledged Subsidiaries to their respective Properties, against the claims of all persons and will maintain and preserve the security interests contemplated by Article 10; and the Company shall not, and not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon or with respect to the Collateral, except for Permitted Liens.

The Company shall cause the Operative Documents, including all necessary financing statements, notifications of secured transactions and other assurances or instruments to be properly recorded, registered and filed and to be kept, recorded, registered and filed in such manner and in such places as may be required by law and shall take all such other actions as may be required in order to make effective the security interests intended to be created in connection with this Indenture. The Company shall furnish to the Trustee the Opinions of Counsel required by Section 10.2 to confirm such action.

     Section 4.13 Books, Records, Access; Confidentiality.
                  ---------------------------------------

     (a) The Company shall, and shall cause each of its Subsidiaries to, (i) maintain complete and accurate books and records in which full and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its respective business and activities, (ii) permit authorized representatives of the Trustee, the Collateral Agent and/or the Slot Trustee to visit and inspect the Properties of the Company or its Subsidiaries, and any or all books, records and documents in the possession of the Company relating to the Collateral and the Acquired Slots, including the records, logs, and other materials referred to in Section 4.8 of the Pledge Agreement, and to make copies and take extracts therefrom and to visit and inspect the Collateral, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested, and (iii) permit the authorized representatives of any Trustee Appraiser or Third-Party Appraiser to visit and inspect the Properties, books, records and documents described in clause (ii) and any Properties to be provided as Substitute Collateral (including comparable books, records and documents relating thereto), at such times and to such extent as may be necessary to allow timely completion of any Independent Appraiser's Certificate to be prepared by such Trustee Appraiser or Third Party Appraiser.

     (b) The Trustee, the Collateral Agent, the Slot Trustee and their respective authorized representatives referred to in clause (a) above agree not to use any information obtained pursuant to this Section 4.13 for any purpose other than as required in order to discharge their respective duties hereunder and under the Operative Documents and except as otherwise required for such purpose to keep confidential and not to disclose any such information to any person except that (i) the recipient of the information may disclose any information which becomes publicly available other than as a result of disclosure by such recipient, (ii) the recipient of the information may disclose any information which its counsel reasonably concludes is necessary to be disclosed by law, pursuant to any court or administrative order or ruling or in any pending legal or administrative proceeding or investigation after notice to the Company adequate, subject to applicable laws, to allow the Company to obtain a protective order or other appropriate remedy, provided that the recipient of the information will (if not otherwise required in order to discharge its duties as aforesaid) cooperate with the Company's efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any such information required to be so disclosed, and (iii) the recipient of the information may disclose any information necessary to be disclosed pursuant to any provision of the TIA.

     Section 4.14 Security Interests.
                  ------------------

     The Company and its Subsidiaries shall perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Federal Aviation Act and the applicable Uniform Commercial Code and the rules and regulations thereunder or any other statute, rule or regulation of any applicable federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Agent for the benefit of the Holders a valid, perfected Lien on the Collateral.

     The Company and its Subsidiaries shall deliver or cause to be delivered to the Collateral Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance satisfactory to the Collateral Agent as it shall deem reasonably necessary or advisable to perfect or maintain the Liens for the benefit of the Holders.

     The Company will not nor permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer or permit to exist any Lien upon or with respect to any Property (other than the Pledged Stock of the Gate Companies) of the Company or any of its Subsidiaries that is, or is required to be, subject to any of the Operative Documents (pursuant to the terms hereof or thereof) except for Permitted Liens.

     Section 4.15 Change in Control.
                  -----------------

     (a) In the event that there shall occur a Change in Control (as defined below) of the Company, each Holder of a Security shall have the right (the "Repurchase Right") upon receipt of a Repurchase Right Notice (as defined below), at such Holder's option, to require the Company to repurchase any Security of such Holder or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice, or, if such 45th day is a Legal Holiday, the next subsequent day which is not a Legal Holiday, unless otherwise required by applicable law, at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to and including the Repurchase Date (the "Repurchase Price"). The right to require the repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8.

     (b) Within thirty (30) days after the occurrence of a Change in Control, the Company, or, at the request of the Company and at the Company's expense, the Trustee, shall give notice of the occurrence of the Change in Control and of the Repurchase Right set forth herein (the "Repurchase Right Notice") by first-class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the registry books of the Company kept by the registrar. The Company shall deliver a copy of the Repurchase Right Notice to the Trustee. The Company shall also place such notice in a financial newspaper of general circulation in New York City. No failure of the Company to give the foregoing notice shall limit any such Holder's rights to exercise a Repurchase Right. Any such notice shall state that a Change in Control has occurred and that such

Holder has the right to require the Company to repurchase such Holder's Securities and shall contain all instructions and materials necessary to enable such Holders to deliver Securities pursuant to the Repurchase Right including, without limitation, the following:

          (1)  the Repurchase Date;

          (2)  the date by which the Repurchase Right must be exercised;

          (3)  the Repurchase Price;

          (4) that Securities are to be surrendered for payment of the Repurchase Price;

          (5) that the exercise of the Repurchase Right is irrevocable on and after the fifth Business Day prior to the Repurchase Date, unless
               (i) the Company shall default in making the repurchase payment when due, in which case Holders who elect to exercise the Repurchase Right will retain the right to tender Securities submitted for repurchase in payment of the Exercise Price of the Warrants until the close of business on the date such default is cured and such Security is repurchased; or (ii) the Company shall otherwise, in its sole discretion, consent thereto; and

          (6) the then existing Exercise Price for exercise of the Warrants, the date on which the right to tender the principal of the Securities to be repurchased in payment of the Exercise Price of the Warrants will terminate and the place or places where such Securities may be tendered in payment of the Exercise Price of the Warrants.

     (c) To exercise a Repurchase Right, a Holder shall deliver to the Company (if it is acting as its own Paying Agent) or to a Paying Agent designated by the Company for such purpose in the notice referred to above on or before the 30th day after the date of the Repurchase Right Notice, or, if such day is a Legal Holiday, the next subsequent day which is not a Legal Holiday, (i) written notice (which notice shall be deemed to be delivered when received) of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of Securities (or portions thereof) to be repurchased, a statement that an election to exercise the Repurchase Right is being made thereby, and (ii) the Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent) or such Paying Agent a non-transferable receipt of deposit evidencing such deposit. Such written notice shall be irrevocable, except as provided in Section 4.15(b) above. Interest on any Securities or portion thereof tendered for repurchase pursuant to a Repurchase Right will cease to accrue on and after the Repurchase Date.

     (d) In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the applicable Repurchase Price with respect to the Securities as to which the Repurchase Right shall have been exercised to the Holder on the Repurchase Date.

     (e) Prior to a Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 2.4) an amount of money sufficient to pay the Repurchase Price payable in respect of all of the Securities which are to be repurchased on that date. If any Security submitted for repurchase is converted prior to the repurchase thereof, any money deposited with the Trustee or with the Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon its request, or, if then held by the Company, shall be discharged from such trust.

     (f) Both the notice of the Company and the notice of the Holder having been given as specified in this Section 4.15, the Securities so to be repurchased shall, on the Repurchase Date become due and payable at the Repurchase Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repurchase Price) such Securities shall cease to bear interest. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company at the Repurchase Price. If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security.

     (g) Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to this Section 4.15 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without any service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to and in exchange for the portion of the principal of such Security not submitted for repurchase.

     (h) If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an issuer tender offer statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

     (i) As used in this Section 4.15:

         A "Change in Control" means the occurrence of any of the following events: (i) any person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Company's capital stock representing greater than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in the election of Directors under ordinary circumstances or to elect a majority of the Board of Directors of the Company, (ii) the Person then constituting the "Company" hereunder sells, transfers or otherwise disposes of all or substantially all of its assets (regardless of whether such Person thereupon ceases to constitute the "Company" hereunder pursuant to Section 5.2 hereof),
(iii) when, during any period of 12 consecutive months after the date of original issuance of the Securities, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors still in office entitled to vote with respect to such nomination who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, but excluding any of the individuals who at the beginning of such 12-month period constituted such Board but who ceased to be a member of the Board pursuant to the Company's mandatory retirement policy as in effect as of the date of this Indenture), cease for any reason to constitute a majority of the Board of Directors of the Company then in office or (iv) the date of the consummation of the merger or consolidation of the Person then constituting the "Company" hereunder with another corporation where the stockholders of such Person, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors of the Person then constituting the "Company" hereunder, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

     Section 4.16 Restrictions on Becoming an Investment Company.  The Company
                  ----------------------------------------------
shall not become an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.


                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

     Section 5.1 Covenant Not to Consolidate, Merge, Convey or Transfer Except
                 -------------------------------------------------------------
                 Under Certain Conditions.
                 ------------------------

     The Company shall not consolidate with, or merge with or into, or convey or transfer (excluding by way of lease) all or substantially all of its Properties (as determined at the time of such transfer without regard to any prior conveyance or transfer or series of conveyances or transfers made on unrelated transactions) to any other Person, or permit any Person to convey, lease or transfer all or substantially all of its Properties to the Company, unless:

     (a) The Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the Properties of the Company are conveyed or transferred (the "surviving Person"): (i) shall be a corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia; (ii) shall expressly assume, by an indenture and other agreements supplemental hereto and to the Operative Documents, executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, interest on and Liquidated Damages with respect to all the Securities and the observance and performance of every covenant, condition and obligation of this Indenture, the Securities and the Operative Documents on the part of the Company to be observed or performed;

     (b) Immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing hereunder;

     (c) In the case of any such conveyance or transfer, such conveyance or transfer includes, without limitation, all of the Collateral and in any event such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the Lien and security of each of the Operative Documents, the priority thereof purported to be established thereby and the rights and powers of the Trustee, the Collateral Agent, the Slot Trustee and the Holders of the Securities under each of the Operative Documents; and

     (d) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such merger, consolidation, transfer, conveyance, or acquisition of assets and such supplemental indenture comply with the Indenture.

     Section 5.2 Successor Person Substituted.
                 ----------------------------

     Upon any consolidation or merger, or any conveyance or transfer (excluding by way of lease) of all or substantially all of the Properties of the Company in accordance with Section 5.1, the surviving entity formed by such consolidation or into which the Company is merged or the surviving entity to which such conveyance or transfer is made shall succeed to, and be substituted for, and be bound by and obligated to pay the obligations of, and may exercise every right and power of, the Company under this Indenture, the Securities and the Operative Documents with the same effect as if such successor had been named as the Company herein and therein; and in the event of any such conveyance or transfer, the Person that immediately prior to such conveyance or transfer constituted the "Company" shall be discharged from all obligations and covenants under the Indenture, the Securities and the Operative Documents and may be dissolved and liquidated.

     Such surviving entity may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such surviving entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such surviving entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, transfer or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 5.3 Limitation on Lease of Properties.    Without limitation of the
                 ---------------------------------
prohibitions set forth in the other Operative Documents, the Company shall not lease all or substantially all of its Properties to any Person.


                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

     Section 6.1 Events of Default.
                 -----------------

          An "Event of Default" occurs if:

     (a) the Company defaults in the payment of interest on, or Liquidated Damages, if any, with respect to, any Security when the same becomes due and payable and the default continues for thirty (30) days;

     (b) the Company defaults in the payment of the principal amount of any Securities when the same becomes due and payable at maturity, upon acceleration or tender for repurchase, or otherwise;

     (c) the Company fails to comply with the covenants contained in Sections
4.3 or 4.12 hereof, takes any action prohibited by Section 5.1 hereof, discontinues substantially all of its commercial airlines operations, fails to comply with the covenants contained in Sections 4.4(a), 4.4(c), or 4.9 of the Pledge Agreement or Section 5.1(e) of the Master Sub-License Agreement within the time periods provided therein, or fails to pay over amounts required under
Section 4.11(c) of the Pledge Agreement;

     (d) (i) the Company fails in any material respect to comply with any of its other agreements contained in the Securities, this Indenture or the Operative Documents or (ii) any representation or warranty made by the Company in this Indenture, the Operative Documents, any Subsequent Deed of Conveyance or any Supplemental Pledge Agreement or in any certificate of the Company delivered hereunder or under any such document shall prove to have been untrue in any material respect when made, and in any such case such default continues for the period and after the notice specified below;

     (e) there shall be a default or an event under or with respect to (i) any Indebtedness of the Company or any Significant Subsidiary in excess of $15,000,000 in principal amount, (ii) any Senior Obligation or related Senior Security Agreement, whether such Indebtedness or Senior Obligation now exists or shall hereafter be created, and the effect of any such default or event is to cause the principal amount of any such Indebtedness or Senior Obligation to become due, to have the date of payment thereof fixed prior to its stated maturity or the date it would otherwise become due and while any Securities are Outstanding, or to be unpaid at maturity while any Securities are Outstanding, but only if such redemption or payment thereupon or thereafter occurs;

     (f) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined):

         (i)   commences a voluntary case or proceeding,

         (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

         (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property,

         (iv)  makes a general assignment for the benefit of its creditors, or

         (v)   generally is unable to pay its debts as the same become due;

     (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

         (i) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding,

         (ii) appoints a Custodian of the Company or any Significant Subsidiary for all or substantially all of its properties, or

         (iii) orders the liquidation of the Company or any Significant Subsidiary,

and in each case the order and decree remains unstayed and in effect for sixty
(60) consecutive days;

     (h) final, non-appealable judgments for the payment of money which judgments in the aggregate exceed $15,000,000 shall be rendered against the Company or any Significant Subsidiary or by a court of competent jurisdiction remain undischarged, unstayed and unsatisfied for the period and after the notice specified below; or

     (i) any of the Operative Documents ceases, without the consent of the Trustee, to be in full force and effect, provided, however, that if an Operative
                                         --------  -------
Document ceases to be in full force and effect by virtue of, or arising out of, any action by the Federal Aviation Administration terminating proprietary rights to airport takeoff and landing access or otherwise eliminating Slots that such occurrence shall not give rise to a Default or Event of Default.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     A Default under clause (d), (e) or (h) of this Section 6.1 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding notify the Company and the Trustee, of the Default and the Company does not cure the Default within sixty (60) days with respect to clauses (d) and
(h), or within thirty (30) days with respect to clause (e), after receipt of the notice; provided, however, that the Company shall be permitted such longer period of time, if any, as may be provided for under the Operative Documents in respect of any particular Default. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases.

     Section 6.2 Acceleration.
                 ------------

     If an Event of Default (other than an Event of Default specified in Section 6.1(f) or (g)) occurs, and is continuing, the Trustee may, by notice to the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of, accrued interest and Liquidated Damages, if any, to the date of acceleration on the Securities Outstanding (if not then due and payable) to be due and payable and upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 6.1(f) or (g) occurs, all unpaid principal of, accrued interest on and Liquidated Damages, if any, with respect to, the Securities Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such principal amount, interest, and Liquidated Damages, if any, all of the Company's obligations under the Securities and this Indenture, other than obligations under Sections 7.7 and 8.4, shall terminate. The Holders of a majority in principal amount of the Securities then Outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the non-payment as to the Securities of the principal, interest or Liquidated Damages, if any, which has become due solely by such declaration of acceleration, have been cured or waived, (b) to the extent the payment of such interest is permitted by law, interest on overdue installments of interest and on overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (d) all payments due to the Trustee and any predecessor Trustee under Section 7.07 have been made.

     Section 6.3 Other Remedies.
                 --------------

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on or Liquidated Damages, if any, with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture including, without limitation, instituting proceedings and exercising and enforcing, or directing exercise and enforcement of, all rights and remedies of the Trustee, the Collateral Agent and the Slot Trustee under the Operative Documents (provided that the Collateral Agent shall only be permitted to become the record Holder of the Beneficial Interest and the Beneficial Interest Certificate as and when described in Section 6.1 of the Pledge Agreement) and directing the Collateral Agent to deposit with the Trustee all cash and/or Investment Securities held by the Collateral Agent.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 6.4 Waiver of Past Defaults.
                 -----------------------

     Subject to Sections 6.7, 9.2 and 9.6, the Holders of a majority in principal amount of the Securities Outstanding by notice to the Trustee may authorize the Trustee to waive an existing Default or Event of Default and its consequences, except a Default (a) in the payment of principal of or interest on or Liquidated Damages with respect to any Security as specified in clauses (a) and (b) of Section 6.1 or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. When a Default or Event of Default is waived, it is cured and ceases, and the Company, the Holders and the Trustee shall be restored to their former positions and rights hereunder respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6.5 Control by Majority.
                 -------------------

     The Holders of a majority in principal amount of the Securities Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (as Trustee, Collateral Agent or Slot Trustee, subject, in the case of any actions based on the status of the Trustee as Collateral Agent or Slot Trustee, to any limitations otherwise expressly provided for in the Operative Documents) or exercising any trust or power conferred on it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee may refuse to follow any direction hereunder or authorization under
Section 6.4 that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that the Trustee determines may subject the Trustee to personal liability. However, the Trustee shall have no liability for any actions or omissions to act which are in accordance with any such direction or authorization.

     Section 6.6 Limitation on Suits.
                 -------------------

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least twenty-five percent (25%) in principal amount of the Securities Outstanding make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer of indemnity; and

     (e) during such 60-day period the Holders of a majority in principal amount of the Securities Outstanding do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with such request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

     Section 6.7 Rights of Holders to Receive Payment.
                 ------------------------------------

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest on, and Liquidated Damages, if any, with respect to, the Security in cash, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     It is hereby expressly understood, intended and agreed that any and all actions which a Holder of the Securities may take to enforce the provisions of this Indenture and/or collect Payments due hereunder or under the Securities, except to the extent that such action is determined to be on behalf of all Holders of the Securities, shall be in addition to and shall not in any way change, adversely affect or impair the rights and remedies of the Trustee or any other Holder of the Securities thereunder or under this Indenture and the Operative Documents, including the right to foreclose upon and sell the Collateral or any part thereof and to apply any proceeds realized in accordance with the provisions of this Indenture.

     Section 6.8 Collection Suit by Trustee.
                 --------------------------

     If an Event of Default in payment of interest or principal specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal, accrued interest and Liquidated Damages, if any, remaining unpaid, together with interest on overdue principal and on overdue installments of interest to the extent that payment of such interest is permitted by law, in each case at the rate per annum provided for by the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 6.9 Trustee May File Proofs of Claim.
                 --------------------------------

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.7, and unless prohibited by law or applicable regulations to vote on behalf of the Holders of Securities for the election of a trustee in bankruptcy or other person performing similar functions. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, for the election of a trustee in bankruptcy or person performing similar functions.

     Section 6.10 Application of Proceeds.
                  -----------------------

     Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest, or Liquidated Damages, if any, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses, including reasonable compensation to the Trustee, the Collateral Agent, the Slot Trustee, each of their predecessors and their respective agents and attorneys (including amounts due and unpaid under Section 7.7), and of all costs, fees, expenses and liabilities incurred, and all advances made, by any and all of the foregoing (including amounts due and unpaid under Section 7.7), except as a result of negligence or bad faith;

          SECOND: In case the entire principal of the Securities shall not have become and be then due and payable, as to any Securities (a) first to the payment of interest and Liquidated Damages, if any, in default in the order of the maturity of the installments of such interest and Liquidated Damages, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest or Liquidated Damages, if any, at the rate of interest specified in the Securities and (b) second to the payment of principal of the Securities as the same shall become due and payable, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the entire principal of the Securities shall have become and shall be then due and payable, as to any Securities, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, interest and Liquidated Damages, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest or Liquidated Damages, if any, at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal, interest and Liquidated Damages, if any, without preference or priority of any of principal, interest or Liquidated Damages, if any, over the other, or any installment of interest or Liquidated Damages, if any, over any other installment of interest or Liquidated Damages, if any, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest and Liquidated Damages; and

          FOURTH:   To the payment of the remainder, if any, after payment in
     full of the entire principal balance, if any, of the Securities and all interest, Liquidated Damages and other amounts due upon or in respect of such Securities, to the Company or any other Person lawfully entitled thereto.

     The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

     Section 6.11 Undertaking for Costs.
                  ---------------------

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than ten percent (10%) in principal amount of the Securities Outstanding.

     Section 6.12 Restoration of Rights on Abandonment of Proceedings.
                  ---------------------------------------------------

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 6.13 Powers and Remedies Cumulative; Delay or Omission Not
                  -----------------------------------------------------
                  Waiver of Default.
                  -----------------

     No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to the other applicable provisions of this Indenture, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Any right or remedy herein conferred upon or reserved to the Trustee may be exercised by it in its capacity as Trustee, as Collateral Agent and/or as Slot Trustee, as it may deem most efficacious, if it is then acting in such capacity.


                                   ARTICLE 7.

                                    TRUSTEE

     Section 7.1 Duties of Trustee.
                 -----------------

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default:

         (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and the Operative Documents and no others.

         (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) This paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1 or of Section 7.2.

         (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

         (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

     (f) Funds held in trust for the benefit of the Holders of the Securities by the Trustee or any Paying Agent on deposit with itself or elsewhere, and Investment Securities held in trust for the benefit of the Holders of the Securities by the Trustee, shall be held in distinct, identifiable accounts, and other funds or investments of any nature or from any source whatsoever may be held in such accounts, except, in each case, to the extent required by law. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

     Section 7.2 Rights of Trustee.
                 -----------------

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section
11.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and the Trustee shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

     Section 7.3 Individual Rights of Trustee.
                 ----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

     Section 7.4 Trustee's Disclaimer.
                 --------------------

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or in this Indenture other than its certificate of authentication.

     Section 7.5 Notice of Defaults.
                 ------------------

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within ninety (90) days after the occurrence thereof except as otherwise permitted by the TIA. Except in the case of a Default in payment of principal of, or interest on, or Liquidated Damages, if any, with respect to, any Security, the Trustee may withhold the notice if and so long as it, in good faith, determines that withholding the notice is in the interests of the Securityholders.

     Section 7.6 Reports by Trustee to Holders.
                 -----------------------------

     If circumstances require any report to Holders under TIA (S) 313(a), it shall be mailed to Securityholders within sixty (60) days after each May 15 (beginning with the May 15 following the date of this Indenture) as of which such circumstances exist. The Trustee also shall comply with the remainder of TIA (S) 313.

     The Company shall notify the Trustee if the Securities become listed on any stock exchange or other recognized trading market.

     The Trustee shall, upon the written request of any Holder of Securities but subject to applicable laws and contractual limitations, provide to such Holder copies of any reports, certificates, opinions or other materials of any kind or nature required to be delivered to the Trustee (including in its capacity as Collateral Agent and Slot Trustee) under this Indenture or any of the Operative Documents or otherwise delivered by or on behalf of the Company to the Trustee (including in its capacity as Collateral Agent and Slot Trustee).

     Section 7.7 Compensation and Indemnity.
                 --------------------------

     The Company shall pay to the Trustee from time to time reasonable compensation, as agreed upon from time to time, for its services, including as Collateral Agent and as Slot Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in any such capacities. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel and all agents and other persons not regularly in its employ.

     The Company shall indemnify the Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) and each predecessor Trustee for, and hold each of them harmless against, any loss or liability incurred by each of them in connection with the administration of this trust and its duties hereunder. In connection with any defense of such a claim, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or any predecessor Trustee through the negligence or bad faith of such Trustee or each such predecessor Trustee.

     To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien (legal and equitable) prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, or otherwise distributable to Securityholders, except money, securities or property held in trust to pay principal of or interest on particular Securities (including, without limitation, pursuant to Section 8.1(b) hereof).

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 7.8 Replacement of Trustee.
                 ----------------------

     The Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the Securities Outstanding may remove the Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably refused or delayed. The Company may remove the Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) if:

     (a) the Trustee fails to comply with Section 7.10;

     (b) the Trustee is adjudged a bankrupt or an insolvent;

     (c) a receiver or other public officer takes charge of the Trustee or its property;

     (d) the Trustee becomes incapable of acting; or

     (e) no Default or Event of Default has occurred and is continuing and the Company determines in good faith to remove the Trustee.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities Outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     No resignation or removal of the Trustee and no appointment of a successor Trustee, pursuant to this Article, shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.8. If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least ten percent (10%) in principal amount of the Securities Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee which shall retain its claim pursuant to Section 7.7.

     Section 7.9 Successor Trustee by Merger, etc.
                 --------------------------------

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 7.10 Eligibility; Disqualification.
                  -----------------------------

     This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent, published annual report of condition. The Trustee shall comply with TIA (S) 310(b); provided, however, that there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

     Section 7.11 Preferential Collection of Claims Against Company.
                  -------------------------------------------------

     The Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

     Section 7.12 Other Capacities.
                  ----------------

     At all times during which any Securities are Outstanding, unless otherwise permitted under the Operative Documents, the Trustee shall serve as the Collateral Agent and (unless otherwise required under or for the purposes of the Slot Trust) as the Slot Trustee, and any resignation, removal or disqualification from any one such office (except as aforesaid as Slot Trustee) shall, without action on the part of any Person, result in the resignation, removal, or disqualification from all such offices. Any Person serving in such capacities shall have and may effectively exercise all the rights, remedies and powers, and be entitled to all protections and indemnifications, provided to such Person in whatever capacities such Person then serves under any and all of the Indenture and the Operative Documents, regardless of the capacity or capacities in which such Person may purport to take or omit any action. The Trustee agrees to and shall have the benefit of all provisions of the Operative Documents stated therein to be applicable to the Trustee.

                                   ARTICLE 8.

                             DISCHARGE OF INDENTURE

     Section 8.1 Termination of Company's Obligations.
                 ------------------------------------

     (a) The Company may terminate its obligations under this Indenture, except those obligations referred to in the second succeeding paragraph, if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment Payments have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.3) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

     (b) The Company may terminate all its obligations under the Indenture except those obligations referred to in the immediately succeeding paragraph if

          (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or a Paying Agent, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee and any such Paying Agent, as trust funds in trust solely for the benefit of the Holders for that purpose, cash or U.S. Government Obligations maturing as to principal and interest, in such amounts and at such times as are sufficient without consideration of any reinvestment of any such interest to pay principal of, interest on, and the then maximum possible Liquidated Damages, if any, with respect to the Securities Outstanding to maturity provided that the Trustee or such Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, interest and Liquidated Damages, if any, with respect to the Securities.

          (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing (A) on the date of such deposit described in clause (1), or (B) insofar as paragraph (f) of Section 6.1 is concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period);

          (3) Such termination and deposit described in clause (1) shall not (A) cause the Trustee to have a conflicting interest as defined in TIA Section 310(b) or otherwise for purposes of the Trust Indenture Act with respect to any securities of the Company, or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

          (4) Such termination and deposit described in clause (1) shall not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

          (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such termination and deposit described in clause (1) and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such termination and deposit had not occurred; and

          (6) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent and subsequent provided for above in this Section 8.1(b) have been complied with.

     The Company may make an irrevocable deposit pursuant to this Section 8.1 only if at such time the Company shall have delivered to the Trustee and any such Paying Agent an Officers' Certificate to that effect.

     Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 4.2, 4.8, 7.7, 7.8, 8.2, 8.3, 8.4 and
10.4 shall survive until the Securities are no longer Outstanding. Thereafter, the Company's obligations in Sections 7.7 and 8.3 shall survive.

     (c) After the effectiveness of any termination of its obligations (except, in the case of Section 8.1(b), as set forth in the second paragraph thereof), under this Indenture in accordance with Section 8.1(a) or (b) above (such effective date, the "Indenture Discharge Date") and payment of all obligations of the Company accrued under Section 7.7, the Trustee upon Request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     Section 8.2 Application of Trust Money.
                 --------------------------

     The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal, interest and Liquidated Damages, if any, on the Securities. The obligations of the Trustee and Paying Agent under this Section 8.2 shall survive, notwithstanding any termination or discharge of the Company's obligations pursuant to Section 8.1, until all Securities are paid in full.

     The Company shall pay and indemnify the Trustee or Paying Agent, as the case may be, against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 8.1(c) or the principal and interest received in respect thereof.

     Section 8.3 Repayment to Company.
                 --------------------

     Anything in Section 8.1(b) to the contrary notwithstanding, the Trustee or Paying Agent, as the case may be, shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 8.1(b) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and to the Paying Agent, if applicable, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent termination under said Section 8.1(b). The Trustee and the Paying Agent shall Pay to the Company any Payments held by them for the payment of principal, interest and Liquidated Damages, if any, that remains unclaimed for two (2) years after the Stated Maturity of such payment of principal, interest or Liquidated Damages, as the case may be; provided, however, that the Trustee or such Paying Agent before making any Payment shall at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money, notice that such Payments remain unclaimed and that, after a date specified therein which shall be at least thirty (30) days from the date of such publication or mailing, any unclaimed balance of such Payments then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to Payments must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

     Section 8.4 Reinstatement.
                 -------------

     Anything herein to the contrary notwithstanding, (i) if the Trustee or Paying Agent, as the case may be, is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or
(ii) the deposited money or U.S. Government Obligations (or the proceeds thereof) are, for any reason, insufficient in amount, then the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee, or Paying Agent, as the case may be, is permitted to apply all such money or U.S. Government Obligations and the proceeds of the investment thereof in accordance with Section 8.1, or the deficiency is cured in the manner set forth in Section 8.1(b), as the case may be. In such event, the Trustee will invest all such money or the proceeds from U.S. Government Obligations at the Company's request in other U.S. Government Obligations and, upon written notice from the Company, so long as there exists no Event of Default, to the extent and only to the extent provided in the first sentence of Section 8.3 return to the Company any money or U.S. Government Obligations deposited with the Trustee pursuant to
Section 8.1. If the Company has made any payment of interest on, principal of, or Liquidated Damages, if any, with respect to any Securities because of an event described in clause (i) of the first sentence of this Section 8.4, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent, as the case may be.

                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 9.1 Without Consent of Holders.
                 --------------------------

     The Company and the Trustee, the Collateral Agent or the Slot Trustee, as the case may be, may amend or supplement this Indenture, the Securities or the Operative Documents without notice to or consent of any Securityholder:

     (a) to provide for uncertified Securities in addition to or in place of certificated Securities;


     (b) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of a merger or consolidation or transfer of all or substantially all of the assets of the Company or otherwise to comply with Article 5;

     (c) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA; or

     (d) to cure any ambiguity, defect or inconsistency or to make any other change, in each case, provided that such action does not materially adversely affect the interests of any Securityholder.

     Section 9.2 With Consent of Holders.
                 -----------------------

     Subject to Section 6.7, the Company (by resolution of its Board of Directors if required) and the Trustee, the Collateral Agent or the Slot Trustee, as the case may be, may amend or supplement this Indenture, the Securities or the Operative Documents without notice to any Securityholder but with the written consent of the Required Holders. Subject to Sections 6.4, 6.5 and 6.7, the Required Holders may authorize the Trustee to, and the Trustee, subject to Section 9.6, upon such authorization shall, waive compliance by the Company with any provision of this Indenture, the Securities or the Operative Documents. However, an amendment, supplement or waiver, including a waiver pursuant to any provision of Section 6.4, may not without the consent of each Securityholder affected:

     (a) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver (or, without limiting the generality of the foregoing, consent to any Senior Security Interest);

     (b) reduce the rate or change the time for payment of interest on, or Liquidated Damages, if any, with respect to any Security;

     (c) reduce the principal of, or the amount of Liquidated Damages, if any, with respect to, or change the fixed maturity of any Security;

     (d) change the place of payment where, or the coin or currency in which, any Security (or the Repurchase Price thereof) interest thereon, or Liquidated Damages, if any, with respect thereto is payable;

     (e) waive a default in the payment of the principal of, or interest on, or Liquidated Damages with respect to any Security;

     (f) make any changes in Sections 2.8, 6.4, 6.7 or 6.10 or the third sentence of this Section 9.2; or

     (g) reduce any amount payable upon exercise of the Repurchase Right thereof or otherwise change the Repurchase Right provision or impair the right to institute suit for the enforcement of any such payment on any Security when due or adversely effect any Repurchase Rights.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such amendment, supplement or waiver.

     Section 9.3 Compliance with Trust Indenture Act.
                 -----------------------------------

     Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     Section 9.4 Revocation and Effect of Consents.
                 ---------------------------------

     Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (a) through (g) of Section 9.2.

In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, however, that no amendment, supplement or waiver relating to any impairment of the right to receive principal and interest when due and payable consented to by a Holder shall be binding upon any subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security unless notation with regard thereto is made upon such Security or the Security representing such portion.

     Section 9.5 Notation on or Exchange of Securities.
                 -------------------------------------

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.
The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     Section 9.6 Trustee to Sign Amendments, etc.
                 -------------------------------

     The Trustee shall be entitled to receive and rely upon an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 has been duly authorized by the Company and is authorized or permitted by this Indenture and the applicable Operative Documents. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.7 Effect of Supplement and/or Amendment.
                 -------------------------------------

     Upon the execution of any supplemental indenture and/or any such amendment or supplement to the Operative Documents pursuant to the provisions of this
Article 9, this Indenture and the Operative Documents shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture and the Operative Documents of the Trustee, the Collateral Agent, the Slot Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder and thereunder subject in all respects to such modifications and amendments, and all terms and conditions of any such supplemental indenture and/or any such amendment or supplement to the Operative Documents shall be and be deemed to be part of the terms and conditions of this Indenture and the Operative Documents for any and all purposes.

                                  ARTICLE 10.

                                   SECURITY

     Section 10.1 Operative Documents.
                  -------------------

     To secure the due and punctual payment, performance and observance of the Obligations, the Company has simultaneously with the execution of this Indenture entered into or caused to be assigned to the Trustee, Collateral Agent and/or Slot Trustee the Operative Documents and has made an assignment and pledge of or otherwise transferred or caused to be transferred its right, title and interest in and to the Collateral and the Acquired Slots to the Trustee, Collateral Agent and/or Slot Trustee pursuant to the Operative Documents and in the manner and to the extent therein provided. Each Securityholder, by accepting a Security, agrees to all of the terms and provisions of each Operative Document (including, without limitation, the provisions providing for the release of Collateral and/or Slot Trust Assets), as the same may be in effect or may be amended from time to time pursuant to its terms and the terms hereof. The Company will execute, acknowledge and deliver to the Trustee, the Collateral Agent or the Slot Trustee such further assignments, transfers, assurances or other instruments as the Trustee may require or request, and will do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Trustee, the Collateral Agent or the Slot Trustee to assure and confirm to the Trustee, the Collateral Agent or the Slot Trustee the security interest in the Collateral and the ownership of the Acquired Slots contemplated hereby and by the Operative Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed.

     Section 10.2 Opinions, Certificates and Appraisals.
                  -------------------------------------

     (a) The Company shall furnish to the Trustee promptly after the execution and delivery of this Indenture but prior to authentication of any Securities an Opinion of Counsel (A) either (i) stating that in the opinion of such Counsel the actions necessary to be taken under the Federal Aviation Act, the Uniform Commercial Code of all applicable jurisdictions, or otherwise with respect to the recording, registering and filing of this Indenture, the Operative Documents, financing statements or other instruments to make effective and (subject to the Certificate of Title Exception) to perfect the Lien intended to be created by the Pledge Agreement have been taken and reciting with respect to the security interests in the Collateral, the details of such actions, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to make such Lien effective and (subject to the Certificate of Title Exception) perfected, and (B) either (i) stating that, in the opinion of such Counsel, action has been taken with respect to the recordation of all instruments required to be executed or filed to establish and maintain the Slot Trust as the holder of record at the FAA of the Acquired Slots and reciting with respect to such recordation the details of such action, or (ii) stating that, in the opinion of such Counsel, no such action, execution or filing is necessary to establish and maintain the Slot Trust.

     (b) The Company shall furnish to the Collateral Agent and the Trustee hundred and twenty (120) days after January 1 in each year beginning with January 1, 1998, an Opinion of Counsel, dated as of such date, either (a)(i) stating that, in the opinion of such Counsel, action has been taken with respect to the recording, registering, filing, rerecording, re-registering and refiling (in this section, "recordation") of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien intended to be created by the Pledge Agreement and (subject to the Certificate of Title Exception) the perfection thereof and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (ii) stating that all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding seventeen (17) months fully to maintain the Lien of the Securityholders and the Collateral Agent and the Trustee intended to be created hereunder and under the Pledge Agreement with respect to the security interest in the Collateral and (subject to the Certificate of Title Exception) the perfection thereof, or (b) stating that, in the opinion of such Counsel, no such action is necessary to maintain such Lien and (subject to the Certificate of Title Exception) the perfection thereof.

     The Company shall also furnish to the Slot Trustee and the Trustee within one hundred and twenty (120) days after January 1 in each year beginning with January 1, 1998, an Opinion of Counsel, dated as of such date, either (a)(i) stating that, in the opinion of such Counsel, action has been taken with respect to the recordation of all instruments as are necessary to maintain the Slot Trust as the Holder of record at the FAA of the Acquired Slots and reciting with respect to the recordation of such Acquired Slots the details of such action or referring to prior Opinions of Counsel in which such details are given, and (ii) stating that all instruments have been executed and filed that are necessary as of such date and during the succeeding seventeen (17) months fully to continue in effect such recordation as will maintain the Slot Trust as such Holder of record for the benefit of the Securityholders, the Slot Trustee, the Holder of the Beneficial Interest and the Beneficial Interest Certificate and the Trustee as intended hereunder and under the Acquired Slot Trust Agreement and the Master Sub-License Agreement with respect to the Acquired Slots, or (b) stating that, in the opinion of such Counsel, no such action, execution or filing is necessary to maintain the necessary recordation.

     (c) The release of any Collateral from the terms of the Pledge Agreement or of Slot Trust Assets from the Slot Trust will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral and the Slot Trust Assets are released pursuant to the Pledge Agreement, the Acquired Slot Trust Agreement or the Master Sub-License Agreement, as applicable. To the extent applicable, the Company shall cause TIA (S) 314(d) relating to the release of property or securities from the Lien of the Pledge Agreement or the possession of the Slot Trust pursuant to the Master Sub-License Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien of the Pledge Agreement to be complied with. With respect to any such substitution, the Company shall furnish to the Trustee an Independent Appraiser's Certificate if required by TIA (S) 314(d). Any certificate or opinion required by TIA (S) 314(d) may be made by an Officer of the Company, except in cases where TIA (S) 314(d) requires that such certificate or opinion be made by an independent person, which person shall meet the requirements set forth in clauses (a) through (d) of the definition of the term "Independent Appraiser."

     Section 10.3 Authorization of Actions to be Taken by the Trustee Under the
                  -------------------------------------------------------------
                  Operative Documents.
                  -------------------

     The Trustee (in its capacities as such and/or as Collateral Agent and/or Slot Trustee) may, in its sole discretion and without the consent of the Securityholders, take all actions it deems necessary or appropriate to (a) enforce any of the terms of the Operative Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. Subject to the provisions of this Indenture and the Operative Documents, the Trustee (in such capacities) shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral and the Acquired Slots by any acts which may be unlawful or in violation of the Operative Documents or this Indenture, and such suits and proceedings as it may deem expedient to preserve or protect its interest and the interests of the Securityholders in the Collateral and the Acquired Slots (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Securityholders or of the Trustee in any such capacity).

     Section 10.4 Payment of Expenses.
                  -------------------

     On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this
Article 10, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

     Section 10.5 Authorization of Receipt of Funds by the Trustee Under the
                  ----------------------------------------------------------
                  Operative Documents.
                  -------------------

     The Trustee is authorized to receive any funds for the benefit of Securityholders distributed under the Operative Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

     Section 10.6 Agreement as to Appraised Value and Fair Market Value.
                  -----------------------------------------------------

     The Company and the Trustee acknowledge that the use of Appraised Value and Fair Market Value herein or in the Operative Documents is strictly and solely for convenience in establishing relative value equivalencies of Permitted Substitutes permitted to be substituted under limited circumstances for Collateral and/or Acquired Slots under the Operative Documents. Accordingly, the Appraised Value or Fair Market Value of any Collateral, Permitted Substitutes, Acquired Slots or Slots subjected to the Lien of the Pledge Agreement or conveyed to the Slot Trust is not an indication of and shall not be deemed an agreement by the parties as the basis for valuation of such

Collateral, Permitted Substitutes, Acquired Slots, or Slots for purposes of determining the value of the Trustee's secured claim against the Company, adequate protection of the Trustee's interest in the Collateral, Permitted Substitutes, Acquired Slots or Slots or for any other purpose in any bankruptcy, receivership or insolvency proceeding involving the Company or any remedial action brought by the Trustee, Collateral Agent or Slot Trustee, except to the extent such valuations are mandated by applicable law, or any court with jurisdiction over such proceedings, in either case without regard to the use of the concept of Appraised Value or Fair Market Value by the parties hereto.

     Section 10.7 Intercreditor Agreement.
                  -----------------------

     The Trustee or the Collateral Agent may enter into intercreditor agreements substantially in the form attached hereto as Exhibit E with the holders from time to time of Senior Security Interests in order to define the relative rights and priorities among the Holders of the Securities and the holders of the applicable Senior Obligations in respect of the Collateral.


                                  ARTICLE 11.

                                 MISCELLANEOUS

     Section 11.1 Trust Indenture Act Controls.
                  ----------------------------

     If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     Section 11.2 Notices.
                  -------

     Any notice or communication shall be sufficiently given (subject to the provisions of the third succeeding paragraph) if in writing and delivered in person or when mailed by first-class mail addressed as follows:

          if to the Company:

          Trans World Airlines, Inc.
          One City Centre
          515 N. 6th Street
          St. Louis, Missouri  63101
          Attention:  Richard P. Magurno, Senior Vice
                      President and General Counsel

          if to the Trustee:

          First Security Bank, National Association,
            as Trustee
          79 South Main Street
          Salt Lake City, Utah 84111
          Attention:  Corporate Trust Department

                                 ------------

     The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to him by first-class mail, postage prepaid, at his address as it appears on the Register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee or to the Company, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 11.3 Communications By Holders With Other Holders.
                  --------------------------------------------

     Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA (S) 312(c).

     Section 11.4 Certificate and Opinion as to Conditions Precedent.
                  --------------------------------------------------

     Upon any Request or application by the Company to the Trustee to take any action under this Indenture or the Operative Documents, the Company shall furnish to the Trustee:(a) an Officers' Certificate, and (b) an Opinion of Counsel, each stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, provided, that in the case of any such application or Request as to which the furnishing of an Officers' Certificate or Opinion of Counsel is specifically required by any provision of this Indenture or the Operative Documents relating to such particular application or Request, no additional certificate or opinion, as the case may be, need be furnished.

     Section 11.5 Statements Required In Certificate or Opinion.
                  ---------------------------------------------

     Each certificate or opinion provided for and delivered to the Trustee, the Collateral Agent or the Slot Trustee with respect to compliance with a condition or covenant provided for in this Indenture or the Operative Documents shall include: (a) a statement that the Person signing such certificate or opinion has read such condition or covenant and the definitions herein or therein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (d) a statement as to whether or not in the opinion of such Person, such condition or covenant has been complied with.

     Any certificate or opinion of an Officer or an engineer, insurance broker, accountant or other expert may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer, engineer, insurance broker, accountant or other expert knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous and insofar as it relates to legal matters in a jurisdiction or area of law beyond the expertise of such counsel, such counsel may rely upon the opinion of counsel qualified in such other jurisdiction or area of law.

     Wherever in this Indenture or the Operative Documents in connection with any application, certificate or report to the Trustee, the Collateral Agent or the Slot Trustee it is provided that the Company shall deliver any document as a condition of the granting of such application or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in each such case be a condition precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. Nevertheless, in the case of any such application, certificate or report, any document required by any provision of this Indenture or the Operative Documents to be delivered to the Trustee, the Collateral Agent or the Slot Trustee as a condition of the granting of such application or as evidence of such compliance may be received by the Trustee, the Collateral Agent or the Slot Trustee as conclusive evidence of any statement therein contained and shall be full warrant, authority and protection to the Trustee, the Collateral Agent or the Slot Trustee acting on the faith thereof.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Whenever any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements or opinions or other instruments under this Indenture or any Operative Document he may, but need not, consolidate such instruments into one.

     Section 11.6 Liens. Rules By Trustee, Paying Agent, Registrar.
                  ------------------------------------------------

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Tender Agent may make reasonable rules for their respective functions.

     Section 11.7 Payment Dates.
                  -------------

     If a payment date is not a Business Day, payment may be made at the designated place on the next succeeding day that is a Business Day with the same effect as if such payment was made on the original payment date, and no interest or Liquidated Damages, if any, shall accrue on that payment for the intervening period.

     Section 11.8 Governing Law.
                  -------------

     The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflict of laws.

     Section 11.9 No Adverse Interpretation of Other Agreements.
                  ---------------------------------------------

     This Indenture may not be used to interpret any indenture, loan or debt agreement of the Company or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the Operative Documents. Any such indenture, loan or debt agreement may not be used to interpret this Indenture or the Operative Documents.

     Section 11.10 No Recourse Against Others.
                  --------------------------

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.

     Section 11.11 Provisions of Indenture for the Sole Benefit of Parties and
                   -----------------------------------------------------------
                   Securityholders.
                   ---------------

     Nothing in this Indenture or the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     Section 11.12 Successors.
                   ----------

     All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 11.13 Duplicate Originals.
                   -------------------

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     Section 11.14 Severability.
                   ------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     Section 11.15 Rating Agencies.
                   ---------------

     Any reference in this Indenture or in the Operative Documents to Moody's Investors Service, Standard & Poor's Corporation or Duff & Phelps (each a "rating agency" or an "agency") shall include its successors or successor publishers of its financial ratings, and references to the ratings of any such rating agency shall include comparable ratings in the event of one or more reclassifications of such ratings by such rating agency after the date hereof. In the event that any of such rating agencies shall cease to publish applicable ratings, any provision herein requiring ratings of all of such agencies shall be deemed to require ratings of only the agency or agencies continuing to publish applicable ratings. If all of such agencies cease to publish applicable ratings, any provision herein requiring ratings of any of such agencies shall be deemed to require ratings that are both (a) certified by the Company in an Officers' Certificate to be equivalent to the ratings of such agency or agencies and (b) reasonably satisfactory to the Trustee or the Collateral Agent.

     Section 11.16 Effect of Headings.
                   ------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                  ARTICLE 12.

                             RELEASE OF COLLATERAL

     Section 12.1 Release of Collateral.
                  ---------------------

     The Collateral securing the obligations evidenced by the Securities shall be subject to release from the Lien of this Indenture and the Operative Documents from and to the extent provided by the Operative Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                       TRANS WORLD AIRLINES, INC,


                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------




                                       FIRST SECURITY BANK, NATIONAL ASSOCIATION as Trustee



                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                                                          EXHIBIT A TO INDENTURE

===============================================================================

                            12% SENIOR SECURED NOTES

                                  ISSUED UNDER

                                   INDENTURE

                                      FROM


                           TRANS WORLD AIRLINES, INC.


                                       TO


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                   AS TRUSTEE

                           Dated as of March 31, 1997

==============================================================================

                   Form of 12% Senior Secured Note due 2002
                   ----------------------------------------

No. PS______                                                           $_______

          THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT. SOLELY FOR FEDERAL INCOME TAX PURPOSES, (I) ISSUE PRICE IS $_____ PER $1,000 PRINCIPAL AMOUNT, (II) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $_____ PER $1,000 PRINCIPAL AMOUNT, (III) THE ISSUE DATE WAS MARCH 31, 1997, AND
          (IV) YIELD TO MATURITY IS ______.

          THE NOTES REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF 12% SENIOR SECURED NOTES DUE 2002 OF TRANS WORLD AIRLINES, INC (THE "NOTES") AND ONE WARRANT. PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EARLIEST OF (i) JUNE 29, 1997, (ii) THE DATE ON WHICH AN EXCHANGE OFFER REGISTRATION STATEMENT OR A SHELF REGISTRATION STATEMENT FOR THE NOTES IS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION OR (iii) SUCH EARLIER DATE AS PAINEWEBBER INCORPORATED MAY, IN ITS DISCRETION, DEEM APPROPRIATE, THE NOTES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE WARRANTS.

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE WHICH IS THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE CORPORATION OR ANY AFFILIATE OF THE CORPORATION WAS THE OWNER OF THESE SECURITIES (OR ANY PREDECESSOR OF THESE SECURITIES) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS AS "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO

          WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
          (a)(1),(2) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE CORPORATION'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES ,TO REQUIRE A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           TRANS WORLD AIRLINES, INC.

                        12% SENIOR SECURED NOTE DUE 2002

                                                                  CUSIP ________

     Trans World Airlines, Inc., a Delaware corporation (hereinafter sometimes called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), promises to pay to _________________________

______, or registered assigns, the principal sum of ___________________ Dollars on April 1, 2002 and to pay interest thereon as provided on the reverse hereof, until the principal hereof is duly paid or provided for.

Interest Payment Dates: April 1 and October 1 and the date of maturity.

Record Dates:   March 15 and September 15.

Other provisions of this Note set forth on the reverse hereof or elsewhere herein shall have the same effect as if set forth at this place.

Executed as a sealed instrument under the corporate seal or a facsimile thereof.


ATTEST:                             TRANS WORLD AIRLINES, INC.
Corporate Secretary


________________________________    By:____________________________________
                                         Vice President, Corporate Finance

Dated: __________________________


                         Certificate of Authentication
                         -----------------------------

This is one of the Securities referred to in the within-mentioned Indenture.

                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:____________________________________
                                              Authorized Signature

                               (Back of Security)


                           TRANS WORLD AIRLINES, INC.

     "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) TO THE COMPANY OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

     BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR") AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

     "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                       12% Senior Secured Notes Due 2002

     The Security is one of a duly authorized issue of securities of the Company designated as its 12% Senior Secured Notes due 2002 (hereinafter called the Securities"), limited in aggregate principal amount Outstanding to $50,000,000, (subject to increase up to $57,500,000 aggregate principal amount Outstanding, as provided in the Indenture) issued or to be issued pursuant to an Indenture, dated as of March 31, 1997 (hereinafter called the "Indenture") between the Company and First Security Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

     1. Interest; Liquidated Damages.  The Company promises to pay interest on
        ----------------------------
the principal amount of this Security at the rate of twelve percent (12%) per
                                                                          ---
annum. To the extent permitted by law, interest on any overdue interest or
------
Liquidated Damages, if any, will accrue and be paid at the rate then borne by the principal amount hereof. Overdue principal shall bear interest at the rate shown above. The Company will pay interest and Liquidated Damages, if any, semi-annually on April 1 and October 1 of each year, commencing October 1, 1997. Interest on the Securities will accrue from March 31, 1997 or the most recent Interest Payment Date to which interest and Liquidated Damages, if any, have been paid. Interest and Liquidated Damages, if any, will be payable to the Holders of record as they appear on the register of the Company kept by the Registrar on such record dates, provided that Holders of Securities tendered for repurchase on a Repurchase Date falling between an interest payment record date and the Interest Payment Date shall, in lieu of receiving such interest and Liquidated Damages, if any, on the Interest Payment Date fixed therefor, receive such interest payment together with all other accrued and unpaid interest and Liquidated Damages, if any, on the date fixed for repurchase (unless such Holders tender such Securities in payment of the Exercise Price of the Warrants in accordance with the Indenture, in which case such holders will receive such payment on the corresponding Interest Payment Date, but will be required to accompany such tender with funds equal to the interest and Liquidated Damages, if any, payable on such succeeding Interest Payment Date on the principal amount of Securities tendered in payment of the Exercise Price of the Warrants). Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment.  Unless the Securities are tendered in payment of
        -----------------
the Exercise Price of the Warrants, the Company will pay interest on and Liquidated Damages, if any, with respect to, the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments and must surrender Securities to a Tender Agent to utilize the principal amount of such Securities to pay the Exercise Price of the Warrants. The Company will pay principal, interest and Liquidated Damages, if any, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest on and Liquidated Damages, if any, with respect to, the Securities may be by check payable in such money and mailed to a Holder's registered address. If a payment date is a legal holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

     3. Registrar, Paying Agent and Tender Agent.  Initially, First Security
        ----------------------------------------
Bank, National Association (the "Trustee") will act as Registrar, Paying Agent and Tender Agent. The Company may change any Paying Agent, Tender Agent, Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity, except in certain circumstances.

     4. Indenture.  The Company issued the Securities under an Indenture dated
        ---------
as of March 31, 1997 (as amended, amended and restated or supplemented, the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made applicable to the Indenture by the Trust Indenture Act of 1939 (15 U.S.C. (S) (S) 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are secured obligations of the Company limited to $50,000,000 aggregate principal amount (subject to increase up to $57,500,000 aggregate principal amount), except as otherwise provided in the Indenture. Capitalized terms used in this Security and not defined in this Security shall have the meaning set forth in the Indenture, including the Definitions Appendix to the Indenture.

     5. Security.  The Securities are secured by Liens on certain Properties
        --------
of the Company pursuant to the Operative Documents described in the Indenture.

     6. Change in Control.   In the event of a Change in Control (as
        -----------------
hereinafter defined) with respect to the Company, then each Holder of the Securities shall have the right, at the Holder's option, to require the Company to repurchase such Holder's Securities including any portion thereof which is $1,000 or any integral multiple thereof on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to and including the Repurchase Date (the "Repurchase Price").

     Within 30 days after the occurrence of a Change in Control, the Company is obligated to give notice of the occurrence of such Change in Control, and the procedure which such Holder must follow to exercise such right. To exercise the repurchase option, the Holder of a Security must deliver on or before the 30th day after the date of the Repurchase Right Notice, written notice to the Company of the Holder's exercise of such option together with the Security or Securities with respect to which the option is being exercised, duly endorsed for transfer. Exercise of the Repurchase Right by the Holder of a Security will be irrevocable on and after five (5) Business Days prior to the Repurchase Date, unless (i) the Company shall default in making the repurchase payment when due, in which case a Holder who elects to exercise the Repurchase Right will retain the right to tender such Security in payment of the then current Exercise Price of the Warrants (as defined in the Warrant Agreement dated as of March 31, 1997 between the Company and American Stock Transfer & Trust Company) until the close of business on the date such default is cured and such Security is repurchased, or
(ii) the Company shall otherwise, in its sole discretion, consent thereto.

     If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an issuer tender offer statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

     A "Change in Control" means the occurrence of any of the following events:
(i) any person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Company's capital stock representing greater than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in the election of Directors under ordinary circumstances or to elect a majority of the Board of Directors of the Company,
(ii) the Person then constituting the "Company" under the Indenture sells, transfers or otherwise disposes of all or substantially all of its assets (regardless of whether such Person thereupon ceases to constitute the "Company" under the Indenture pursuant to Section 5.2 of the Indenture), (iii) when, during any period of 12 consecutive months after the date of original issuance of the Securities, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors still in office entitled to vote with respect to such nomination who were either directors at the beginning such period or whose election or nomination for election was previously so approved, but excluding any of the individuals who at the beginning of such 12-month period constituted such Board but who ceased to be a member of the Board pursuant to the Company's mandatory retirement policy as in effect as of the date of the Indenture), cease for any reason to constitute a majority of the Board of Directors of the Company then in office or (iv) the date of the consummation of the merger or consolidation of the Person then constituting the "Company" under the Indenture with another corporation where the stockholders of such Person, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors of the Person then constituting the "Company" under the Indenture, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

     7. Tender in Payment of Exercise Price of Warrants.  A Holder of a
        -----------------------------------------------
Security may tender such Security in payment of the Exercise Price of the Warrants at any time prior to maturity. The initial Exercise Price is $7.92 per share, subject to adjustment under certain circumstances as set forth in the Warrant Agreement. No payment or adjustment will be made for accrued interest or Liquidated Damages, if any, on a Security tendered in payment of the Exercise Price or for dividends or distributions on shares of Common Stock issued upon exercise of the Warrant except as provided in Section 1 of the Security. No Securities will be issued in denominations of less than $1000 upon tender of the Securities nor shall any cash be paid by the Company in connection with a tender of the Securities in payment of the Exercise Price of the Warrants.

     To tender a Security in payment of the Exercise Price of the Warrants, a Holder must (a) complete and manually sign the tender notice set forth below and deliver such notice to the Tender Agent, (b) surrender the Security to the Tender Agent, (c) furnish appropriate endorsements and transfer documents, if required by the Registrar or the Tender Agent, and (d) pay a transfer or similar tax, if required. If a Holder surrenders a Security for tender after the close of business on a record date, then, notwithstanding such tender, the interest and Liquidated Damages, if any, payable on the related Interest Payment Date shall be paid to the Holder of such Security on such record date. In such event, the Security must be accompanied by payment of any amount equal to the interest and Liquidated Damages, if any, payable on such Interest Payment Date on the principal amount of the Security or portion thereof then tendered. A Holder may tender in payment of the Exercise Price of the Warrants a portion of a Security equal to $1,000 or any integral multiple thereof other than for payment of fractional shares issuable upon the exercise of such Warrants.

     8. Denominations, Transfer, Exchange.  The Securities shall be issuable
        ---------------------------------
only in registered form without coupons and in denominations of $1,000 and integral multiples thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law or permitted by the Indenture.

     9. Persons Deemed Owners.  The Company, the Trustee and any agent of the
        ---------------------
Company or the Trustee may treat the person in whose name the Security is registered with the Registrar as the owner for all purposes.

     10. Amendments and Waivers.  Subject to certain exceptions, the Indenture,
         ----------------------
the Securities, or the Operative Documents may be amended with the consent of the Holders of at least a majority in principal amount of the then Outstanding Securities, and any existing Default, Event of Default or acceleration may be waived with the consent of the Holders of a majority in principal amount of the then Securities Outstanding. Without the consent of any Holder, the Indenture, the Securities or any of the Operative Documents may be amended to, among other things, cure any ambiguity, defect or inconsistency.

     11. Defaults and Remedies.  Events of Default under the Indenture include
         ---------------------
the following: default for the period specified in the Indenture in payment of interest on, or Liquidated Damages, if any, with respect to the Securities; default in payment of principal when due on the Securities (upon maturity, tender for repurchase or otherwise); failure by the Company to comply with specific covenants or discontinuance by the Company of substantially all of its airline operations; failure by the Company for sixty (60) days after notice to it to comply in any material respect with any of its other covenants, conditions or agreements in the Indenture or the Securities, unless otherwise specified; the occurrence of certain defaults under any Indebtedness of the Company or any Significant Subsidiary in excess of $15,000,000 in principal amount or under Senior Obligations which continues for thirty (30) days after notice to the Company; the rendering or domestication of final judgments by a court of competent jurisdiction against the Company or any Significant Subsidiary in an aggregate amount of $15,000,000 or more which remain undischarged for a period (during which execution is not stayed) of sixty (60) days after the date on which the right to appeal has expired; cessation of effectiveness of Operative Documents without the consent of the Trustee; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of twenty-five percent (25%) in principal amount of the then Securities Outstanding may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all Securities Outstanding become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety to the more complete description thereof contained in the Indenture.

     12. Trustee Dealings with Company.  The Trustee under the Indenture, in
         -----------------------------
its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. No Recourse Against Others.  A director, officer, employee or
         --------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     14. Authentication.  This Security shall not be valid until authenticated
         --------------
by the manual signature of the Trustee or an authenticating agent.

     15. Unclaimed Money.  If money for the payment of principal of, interest
         ---------------
on, or Liquidated Damages, with respect to, or the Repurchase Price for the Securities remains unclaimed for two (2) years, the Trustee or Paying Agent will pay the money back to the Company at its request. After such payment, Holders entitled to any portion of such money must look to the Company for payment unless an applicable law designates another person.

     16. Abbreviations.  Customary abbreviations may be used in the name of a
         -------------
Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     The Company will furnish to any Holder of this Security, upon written request and without charge, a copy of the Indenture. Request may be made to:
Trans World Airlines, Inc., One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Corporate Secretary.


Dated:
      ----------------------     ----------------------------------------------
                                 NOTICE: To be executed by an executive officer

                                ASSIGNMENT FORM


                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:


-----------------------------------------------------------------------

(Insert Assignee's Soc. Sec. or Tax I.D. No.)


-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint
                        ----------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



                                 TENDER NOTICE

To tender this Security in payment of the Exercise Price of the Warrants, check the box:

                                       [_]


To tender only part of this Security in payment of the Exercise Price of the Warrants, state the amount to be tendered (must be in multiples of $1,000)

$
 -----------------------------------------------------------------------------

If you want the stock certificate issuable upon exercise of the Warrants made out in another person's name, fill in the form below:


-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
(Print or type other person's name, address and zip code and Social Security number or Tax Identification Number)

==============================================================================

Date:
     --------------------------------------------------------------------------

Signature(s) guaranteed by:


Signature(s):
             -----------------------------------------------------------------

------------------------------------------------------------------------------
(Sign exactly as your name(s) appear(s) on the other side of this Security)


(All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security repurchased by the Company pursuant to Section 4.15 of the Indenture, check the box:

                                       [_]

     If you want to elect to have only part of this Security repurchased by the Company pursuant to Section 4.15 of the Indenture, state the amount to be repurchased:


$
--------------------------------------------
     (in an integral multiple of $1,000)


Date:                                  Signature:
     -------------------------------             ------------------------------


                                    ------------------------------------------
                                    (Sign exactly as your name(s) appear(s) on the other side of this Security)


Signature(s) guaranteed by:
                                    -------------------------------------------
                                    (All signatures must be guaranteed by a
                                    member of a national securities exchange or
                                    of the National Association of Securities
                                    Dealers, Inc. or by a commercial bank or
                                    trust company located in the United States)

                                                                      EXHIBIT B



                      Form of Legend for Global Securities

Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity, as is requested by an authorized representative of
          DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFER MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                                      B-1